Income Taxes (Details 3)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of federal income tax rate
Tax at statutory rate	35.00%	35.00%	35.00%
(Decrease) increase resulting from:
Tax free income, net of interest disallowance	(14.20%)	(12.60%)	(11.60%)
State income taxes, net of Federal income tax benefit	0.20%	0.10%	(0.10%)
Earnings of BOLI	(1.20%)	(1.30%)	(1.40%)
Other, net	(1.90%)	(2.70%)	(2.00%)
Effective rate	17.80%	18.50%	19.90%